NEUBERGER BERMAN EQUITY FUNDS(RM)
Supplement to the Prospectus dated September 1, 2007.

NEUBERGER BERMAN GLOBAL REAL ESTATE FUND:
       TRUST CLASS

NOTICE OF CONVERSION OF TRUST CLASS SHARES
------------------------------------------

On March 26, 2008, the Board of Trustees of Neuberger Berman Equity Funds (the "Board") approved the conversion of Trust Class shares of Neuberger Berman Global Real Estate Fund (the "Fund") into Class A shares of the Fund. The conversion is expected to take place on July 11, 2008. The conversion is not expected to have any federal income tax consequences for Trust Class shareholders, in which event they generally should not recognize any gain or loss as a result of the conversion. Each Trust Class shareholder is urged to consult his or her own tax adviser regarding the tax consequences of the conversion to that shareholder.

Trust Class shareholders who decide to redeem their shares following receipt of this notice and before the conversion date will not be charged a redemption fee where such a fee would otherwise apply.

In addition, although Class A shares typically charge a front-end sales load on any purchases, Trust Class shareholders will not be charged such a sales load in connection with the conversion. Converted Trust Class shareholders will be considered "Grandfathered Shareholders" (as defined in the Fund's Class A shares prospectus) and will not be subject to a front-end sales load on any future purchases of Class A shares of the Fund or any other fund in the fund family.
To maintain their status as Grandfathered Shareholders, converted Trust Class shareholders must continuously maintain an account in Class A shares of the Fund or in Investor or Trust Class shares of another fund in the fund family.

There are certain differences in the fees and expenses of the Class A and Trust Class shares of the Fund of which you should be aware. Class A pays a distribution and service (12b-1) fee at an annual rate of 0.25% of average net assets, while Trust Class pays a 12b-1 fee at an annual rate of 0.10% of average net assets. However, Class A pays a lower administration fee of 0.26% of average daily net assets compared with an administration fee of 0.40% of average daily net assets for Trust Class. In addition, Neuberger Berman Management Inc., the Fund's investment adviser, has contractually agreed to limit Class A expenses through August 31, 2011 to 1.45% of average net assets, while Trust Class expenses are limited to 1.25% of average net assets through August 31, 2010. Without these expense limits, the estimated total annual operating expenses of Class A would be 2.05% of average net assets, compared with estimated total annual operating expenses for Trust Class of 2.77% of average net assets. Each of the total annual operating expenses are estimated for the current fiscal year since the Fund has less than a year of operations.

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In connection with the conversion, effective as of the date of this supplement, the Trust Class shares of the Fund will no longer accept new investors, but it will allow additional purchases by:

       o     existing  shareholders   (including  shares  acquired  through  the
             reinvestment of dividends and distributions);

       o     401(k) plans currently invested in the Fund; and

       o     asset allocation programs currently invested in the Fund.

The prospectus for Class A shares is included with this notice.

THE DATE OF THIS SUPPLEMENT IS MAY 1, 2008.

                                        NEUBERGER BERMAN
                                        A LEHMAN BROTHERS COMPANY
                                        NEUBERGER BERMAN MANAGEMENT, INC.
                                        605 Third Avenue  2[nd] Floor
                                        New York, NY  10158-0180
                                        SHAREHOLDER SERVICES
                                        800.877.9700
                                        INSTITUTIONAL SERVICES
                                        800.366.6264
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